                                                                   Exhibit 10.11






                         ______________________________


                                 AMENDMENT No. 2

                                       to

                            CASH MANAGEMENT AGREEMENT

                                      among

                     DEBIS AIRFINANCE CASH MANAGER LIMITED,
                          DEBIS AIRFINANCE IRELAND PLC,
                               AIRPLANES LIMITED,
                              AIRPLANES U.S. TRUST
                                       AND
                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                          Dated as of November 5, 2002

                         ______________________________

                  AMENDMENT NO. 2 TO CASH MANAGEMENT AGREEMENT


         AMENDMENT NO. 2 dated as of November 5, 2002 (this "AMENDMENT") to the Cash Management Agreement, dated as of March 28, 1996, as amended by Amendment No 1 dated as of February 5, 2002 (as so amended, the "ORIGINAL AGREEMENT"), among debis AirFinance Cash Manager Limited (formerly GPA Cash Manager Limited), a limited company organized under the laws of Ireland (the "CASH MANAGER"), debis AirFinance Ireland plc (formerly GPA Group plc), a public limited company organized under the laws of Ireland, Airplanes Limited, a limited liability company organized under the laws of Jersey, Channel Islands, Airplanes U.S. Trust, a Delaware business trust and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), not in its individual capacity but solely as Trustee under the Airplanes Limited Indenture among Airplanes Limited, as issuer, Airplanes U.S. Trust, as guarantor, and Deutsche Bank Trust Company Americas as trustee; as Trustee under the Airplanes Trust Indenture among Airplanes U.S. Trust, as issuer, Airplanes Limited, as guarantor, and Deutsche Bank Trust Company Americas, as trustee; and as Security Trustee under the Security Trust Agreement among Deutsche Bank Trust Company Americas, as security trustee, Airplanes Limited, Airplanes U.S. Trust, debis AirFinance Ireland plc and the Cash Manager, each dated as of March 28, 1996 and as amended.



                              W I T N E S S E T H :

         WHEREAS, the parties hereto wish to amend the Original Agreement to reflect certain changes to the Cash Management Fee and Termination provisions.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Original Agreement has the meaning assigned to such term in the Original Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Original Agreement shall, after this Amendment becomes effective, refer to the Original Agreement as amended hereby.

         SECTION 2. Cash Management Fees. Section 7.01 is amended by replacing the amount $1,000,000 with the amount $880,000.

         SECTION 3. Termination Provisions. Section 8.02(a) is amended by replacing the reference to "120 days'" with "180 days'."

         SECTION 4. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws (excluding principles of conflicts of laws) of the State of New York applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.

         SECTION 5. Effectiveness. The effective date of this Amendment shall be April 1, 2002.

         SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.



                                           DEBIS AIRFINANCE CASH MANAGER LIMITED

                                           By        /s/ Sean Brennan
                                             -----------------------------------
                                             Name:
                                             Title:



                                           DEBIS AIRFINANCE IRELAND PLC

                                           By        /s/ Sean Brennan
                                             -----------------------------------
                                             Name:
                                             Title:



                                           AIRPLANES LIMITED

                                           By        /s/ Roy Dantzic
                                             -----------------------------------
                                             Name:
                                             Title:



                                           AIRPLANES U.S. TRUST

                                           By        /s/ Roy Dantzic
                                             -----------------------------------
                                             Name:
                                             Title:

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           not in its individual capacity, but
                                           solely as Security Trustee

                                           By        /s/ Susan Barstock
                                             -----------------------------------
                                             Name:      Susan Barstock
                                             Title:     Vice President



                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           not in its individual capacity, but
                                           solely as trustee under the Airplanes
                                           Limited Indenture

                                           By        /s/ Susan Barstock
                                             -----------------------------------
                                             Name:      Susan Barstock
                                             Title:     Vice President



                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           not in its individual capacity, but
                                           solely as trustee under the Airplanes
                                           Trust Indenture

                                           By        /s/ Susan Barstock
                                             -----------------------------------
                                             Name:      Susan Barstock
                                             Title:     Vice President